UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2017

SCIENTIFIC GAMES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware		81-0422894
(State of incorporation)		(IRS Employer Identification No.)

0-13063 (Commission File Number)

6601 Bermuda Road, Las Vegas, NV 89119
(Address of registrant’s principal executive office)

(702) 897-7150
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CPR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

     If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

Arrangement Agreement

On September 20, 2017, Scientific Games Corporation, a Delaware corporation (the “Company” or “SGMS”), entered into an Arrangement Agreement (the “Arrangement Agreement”), among the Company, Bally Gaming And Systems UK Limited, a UK company and a wholly owned subsidiary of SGMS (“AcquireCo”), and NYX Gaming Group Limited, a Guernsey company (“NYX”), pursuant to which AcquireCo has agreed to acquire all issued and outstanding ordinary shares of NYX at a purchase price of CAD $2.40 per share in cash, without interest (the “Acquisition”).  The Acquisition will be structured as a court-sanctioned scheme of arrangement under the Companies (Guernsey) Law, 2008 (as amended).  The board of directors of each of the Company and NYX has approved the Acquisition.

The closing of the Acquisition is subject to customary closing conditions, including but not limited to (i) NYX shareholder approval of the Acquisition by (x) a majority in number of NYX shareholders voting, either in person or by proxy, representing at least 75% in value of the NYX ordinary shares that are voted, either in person or by proxy and (y) a simple majority of the votes cast by the holders of NYX ordinary shares, excluding those shares held by certain interested shareholders, (ii) court approval of the Acquisition by the Royal Court of Guernsey and (iii) receipt of required gaming approvals.  Moreover, the obligations of the Company and AcquireCo, on the one hand, and NYX, on the other hand, to consummate the Acquisition are subject to certain other conditions, including without limitation (x) the accuracy of the other party’s representations and warranties (in some instances subject to materiality qualifiers) and (y) the other party’s performance in all material respects of its obligations and covenants contained in the Arrangement Agreement.  In addition, the obligations of the Company and AcquireCo to consummate the Acquisition are subject to the absence of any Material Adverse Effect (as defined in the Arrangement Agreement) with respect to NYX.   Closing is not subject to any financing condition or a vote of the Company’s shareholders.

Under the Arrangement Agreement, NYX may not solicit, initiate, knowingly encourage or otherwise facilitate competing proposals or participate in any discussions or negotiations regarding alternative business combination transactions.  Notwithstanding the non-solicitation covenant described in the immediately preceding sentence, prior to obtaining the required shareholder approval for the Acquisition, NYX may, under certain circumstances, provide information to and participate in negotiations with third parties with respect to any unsolicited alternative acquisition proposal that the NYX board has determined constitutes, or could, if completed in accordance with its terms, reasonably be expected to constitute, a “Superior Proposal” (as defined in the Arrangement Agreement).

The Arrangement Agreement contains certain termination rights for both SGMS and NYX and further provides that, in connection with termination of the Arrangement Agreement under specified circumstances, (i) SGMS may be required to pay to NYX a termination fee of CAD $30,000,000 if all the conditions to closing have been met and the Acquisition is not consummated by SGMS and AcquireCo and (ii) NYX may be required to pay to SGMS a termination fee of CAD $12,500,000 under specified circumstances, including, but not limited to, a change in the NYX board’s recommendation in favor of the Acquisition or in connection with NYX’s termination of the Arrangement Agreement to enter into a written definitive agreement for a Superior Proposal.

The Arrangement Agreement contains customary representations, warranties and covenants by SGMS, AcquireCo and NYX, including (i) covenants generally requiring NYX to operate its business in the ordinary course prior to the closing, (ii) covenants generally requiring the respective parties to use reasonable best efforts to cause the transaction to be consummated and (iii) covenants requiring NYX to call and hold the requisite shareholders meetings to consider and vote on the Acquisition and certain related matters.

The Company expects to finance the transaction with a combination of cash on hand, borrowings under its existing credit facilities and new debt financing.

The foregoing description of the Arrangement Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Arrangement Agreement, a copy of which is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

Support Agreements

Concurrently with entering into the Arrangement Agreement, Matt Davey, the Chief Executive Officer of NYX, and Stars Interactive Holdings (IOM) Limited, a wholly owned subsidiary of The Stars Group Inc., (collectively, the “Support Parties”), entered into support agreements with SGMS (collectively, the “Support Agreements”), pursuant to which each of the Support Parties agreed, among other things, to vote its ordinary shares in favor of the approval of the Acquisition and against any competing acquisition proposals.  As of the date hereof, the Support Parties owned in the aggregate approximately 17% of NYX’s outstanding ordinary shares.  Each Support Party may terminate its Support Agreement upon the termination of the Arrangement Agreement in accordance with its terms.

2

The Arrangement Agreement has been included to provide investors with information regarding its terms.  It is not intended to provide any other factual information with respect to SGMS, AcquireCo or NYX.  There are representations and warranties contained in the Arrangement Agreement which were made by the parties to each other as of specific dates.  The assertions embodied in these representations and warranties were made solely for purposes of the Arrangement Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms.  Moreover, certain representations and warranties may not be accurate or complete as of any specified date because they are subject to a contractual standard of materiality that is different from certain standards generally applicable to shareholders or were used for the purpose of allocating risk between the parties rather than establishing matters as facts. Based upon the foregoing reasons, you should not rely on the representations and warranties as statements of factual information.  In addition, information concerning the subject matter of the representations and warranties may change after the date of the Arrangement Agreement, which subsequent information may or may not be reflected in SGMS’ public disclosures.  Investors should read the Arrangement Agreement together with the other information concerning SGMS and NYX that each company publicly files in reports and statements with the U.S. Securities and Exchange Commission (the “SEC”) or with Canadian securities regulators, as applicable.

Item 7.01   Regulation FD Disclosure.

On September 20, 2017, the Company issued a press release announcing the execution and delivery of the Arrangement Agreement.  A copy of the press release is furnished as Exhibit 99.1 hereto.

The information contained in this Item 7.01 and in Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act.

Cautionary Statement Regarding Forward Looking Statements

This document includes “forward-looking statements” and “forward-looking information” (collectively “forward looking statements”) within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and Canadian securities laws.  Forward-looking statements describe future expectations, plans, results or strategies and can often be identified by the use of terminology such as “may,” “will,” “estimate,” “intend,” “plan,” “continue,” “believe,” “expect,” “anticipate,” “estimate,” “should,” “could,” “potential,” “opportunity,” or similar terminology.  These statements are based upon management’s current expectations, beliefs, assumptions and estimates and are not guarantees of timing, future results or performance.  Similarly, statements herein that describe the proposed transaction, including its financial impact, and other statements of management’s expectations, beliefs, assumptions, estimates and goals regarding the proposed transaction are forward-looking statements.  It is uncertain whether any of the events or results anticipated by the forward-looking statements (including consummation of the proposed transaction) will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined company or the price of SGMS’ stock.  These forward-looking statements involve certain risks and uncertainties and other factors that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to:  uncertainties as to the timing of the consummation of the proposed transaction and the ability of the parties to consummate the proposed transaction; the satisfaction of the conditions precedent to consummation of the proposed transaction, including the approval of NYX’s shareholders and the approval of the Royal Court of Guernsey; the ability to obtain required regulatory and gaming approvals at all or in a timely manner; the ability to obtain the debt financing necessary to consummate the proposed transaction; potential litigation related to the proposed transaction; disruption of NYX’s or SGMS’ current plans and operations as a result of the proposed transaction; the ability of NYX or SGMS to retain and hire key personnel; competitive responses to the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; the ability of SGMS to successfully integrate NYX’s operations, product lines and technology; the diversion of management’s attention from SGMS’ and NYX’s ongoing business operations; the ability of SGMS to implement its plans, forecasts and other expectations with respect to NYX’s business after the completion of the transaction and realize additional opportunities for growth and innovation; potential adverse effects due to foregoing opportunities that SGMS might otherwise pursue absent the pendency of the proposed transaction; the ability of SGMS to realize the anticipated synergies from the proposed transaction in the anticipated amounts or within the anticipated timeframes or costs expectations or at all; the ability to maintain relationships with SGMS’ and NYX’s respective employees, customers, other business partners and governmental authorities; and the other risks, uncertainties and important factors contained and identified (including under the heading “Risk Factors”) in SGMS’ filings with the SEC, such as its Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and Current Reports on Form 8-K, and NYX’s filings with Canadian securities regulators, any of which could cause actual results to differ materially from the forward-looking statements.  The forward-looking statements included in this document are made only as of the date hereof and SGMS does not undertake any obligation to update any forward-looking statements whether as a result of new information, future events or otherwise, except as may be required by applicable law.  To the maximum extent permitted by law, none of SGMS, its directors, employees or agents accepts any liability for any loss arising from the use of NYX information contained in this document. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

3

Item 9.01.                      Financial Statements and Exhibits.

(d)  Exhibits.

2.1	Arrangement Agreement, dated as of September 20, 2017, among Scientific Games Corporation, Bally Gaming And Systems UK Limited and NYX Gaming Group Limited.
99.1	Press Release of Scientific Games Corporation, dated as of September 20, 2017.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTIFIC GAMES CORPORATION

Date: September 21, 2017	By:	/s/ Michael A. Quartieri
		Name:	Michael A. Quartieri
		Title:	Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary

5

EXHIBIT INDEX

2.1	Arrangement Agreement, dated as of September 20, 2017, among Scientific Games Corporation, Bally Gaming And Systems UK Limited and NYX Gaming Group Limited.
99.1	Press Release of Scientific Games Corporation, dated as of September 20, 2017.

6